SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-12


                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transactions applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:





[LOGO]
FRANKLIN/R/ TEMPLETON/R/
INVESTMENTS

                 TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for the Annual Meeting of Shareholders scheduled for August 25, 2006 at 12 Noon, Eastern time. The enclosed materials discuss the proposal (the "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Russia and East European Fund, Inc. (the "Fund"). If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but do not specify a vote on the Proposal, your proxy will be voted FOR the Proposal.

   We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

   We welcome your comments. If you have any questions, call Fund Information at 1-800/DIAL BEN(R) (1-800-342-5236).

                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

[LOGO]
FRANKLIN/R/ TEMPLETON/R/
INVESTMENTS

                 TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                 NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS

   The Annual Meeting of Shareholders (the "Meeting") of Templeton Russia and East European Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on August 25, 2006 at 12 Noon, Eastern time.

   During the Meeting, shareholders of the Fund will vote on the following
Proposal:

        . The election of six Directors of the Fund to hold office for the terms specified.

                                          By Order of the Board of Directors,

                                          Robert C. Rosselot
                                          Secretary

July 13, 2006


  Please sign and promptly return the proxy card in the enclosed self-addressed envelope regardless of the number of shares you own.

                 TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                                PROXY STATEMENT

..INFORMATION ABOUT VOTING

  Who is asking for my vote?

   The Directors of Templeton Russia and East European Fund, Inc. (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders, have requested your vote.

  Who is eligible to vote?

   Shareholders of record at the close of business on June 23, 2006 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about July 13, 2006.

  On what issue am I being asked to vote?

   You are being asked to vote on the election of six nominees to the position of Director.

  How do the Fund's Directors recommend that I vote?

   The Directors unanimously recommend that you vote FOR the election of the six nominees.

  How do I ensure that my vote is accurately recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your shares will be voted FOR the election of all nominees as Director.

  May I revoke my proxy?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

  What if my shares are held in a brokerage account?

   If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

..THE PROPOSAL:  ELECTION OF DIRECTORS

  How are nominees selected?

   The Board of Directors of the Fund (the "Board" or the "Directors") has a Nominating Committee consisting of Edith E. Holiday (Chairman), Frank J. Crothers, Gordon S. Macklin and Frank A. Olson, none of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Directors who are not interested persons of the Fund are referred to as the "Independent Directors" and Directors who are interested persons of the Fund are referred to as the "Interested Directors."

   The Nominating Committee is responsible for selecting candidates to serve as Directors and recommending such candidates (a) for selection and nomination as Independent Directors by the incumbent Independent Directors and the full Board; and (b) for selection and nomination as Interested Directors by the full Board. In considering a candidate's qualifications, the Nominating Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Director (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any investment company other than those within the Franklin Templeton Investments fund complex.

   When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended as nominees for election as Directors, including any recommendations by "Qualifying Fund Shareholders" (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund's offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Director, including as an Independent Director, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and
(ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission ("SEC") had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Director of the Fund if so nominated and elected/appointed.

                                      2

   The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

   The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter was included in the Fund's proxy statement for its 2005 Annual Meeting of Shareholders.

  Who are the nominees and Directors?

   The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of four Directors expire. Harmon E. Burns, Frank J. Crothers, Gordon S. Macklin and David W. Niemiec have been nominated for three-year terms, set to expire at the 2009 Annual Meeting of Shareholders. Robert E. Wade has been nominated for a one-year term, set to expire at the 2007 Annual Meeting of Shareholders and Larry D. Thompson has been nominated for a two-year term, set to expire at the 2008 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. All of the nominees are currently members of the Board. Among these nominees, only Harmon E. Burns is deemed to be an Interested Director. Messrs. Niemiec, Thompson and Wade are standing for election by shareholders of the Fund for the first time. A former Interested Director and employee of an affiliate of the Investment Manager, an incumbent Independent Director and an Interested Director recommended Messrs. Niemiec, Thompson and Wade, respectively, for consideration by the Nominating Committee as nominees for Director. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds.

   Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who owned approximately 17.15% and 14.62%, respectively, of its outstanding shares as of March 31, 2006. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles
B. Johnson, Chairman of the Board, Director and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund, are brothers. There are no family relationships among any of the Directors or nominees for Director.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors.

   Listed below, for the nominees and Directors, are their names, ages and addresses, as well as their positions and length of service with the Fund, principal occupations during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and other directorships held by the nominee or Director.

                                      3

Nominees for Independent Director to serve until 2009 Annual Meeting of
Shareholders:

                                                              Number of
                                                            Portfolios in
                                                              Franklin
                                                              Templeton
                                                             Investments
                                                            Fund Complex
                                               Length of     Overseen by
Name, Age and Address              Position   Time Served     Director*         Other Directorships Held
--------------------------------------------------------------------------------------------------------------
Frank J. Crothers (61)             Director   Since 1998          21                      None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Chairman, Island Corporate Holding Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Limited;
Director, Provo Power Company Ltd.; director of various other business and nonprofit organizations; and
formerly, Chairman, Atlantic Equipment & Power Ltd. (1977-2003).
--------------------------------------------------------------------------------------------------------------
Gordon S. Macklin (78)             Director   Since 1994         141       Director, Martek Biosciences
  500 East Broward Blvd.                                                   Corporation, MedImmune, Inc.
  Suite 2100                                                               (biotechnology) and
  Fort Lauderdale, FL 33394-3091                                           Overstock.com (Internet services);
                                                                           and formerly, Director, MCI
                                                                           Communication Corporation
                                                                           (subsequently known as MCI
                                                                           WorldCom, Inc. and WorldCom,
                                                                           Inc.) (communications services)
                                                                           (1988-2002), White Mountains
                                                                           Insurance Group, Ltd. (holding
                                                                           company) (1987-2004) and
                                                                           Spacehab, Inc. (aerospace
                                                                           services) (1994-2003).

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Deputy Chairman, White Mountains Insurance Group, Ltd.
(2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group
(investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
--------------------------------------------------------------------------------------------------------------
David W. Niemiec (56)              Director     Since             21       Director, Emeritus Corporation
  500 East Broward Blvd.                       October                     (assisted living) and OSI
  Suite 2100                                     2005                      Pharmaceuticals, Inc.
  Fort Lauderdale, FL 33394-3091                                           (pharmaceutical products).

Principal Occupation During Past 5 Years:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and formerly, Managing
Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998);
Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon,
Read & Co. Inc. (1982-1997).
--------------------------------------------------------------------------------------------------------------

                                      4

Nominee for Interested Director to serve until 2009 Annual Meeting of
Shareholders:

                                                                          Number of
                                                                        Portfolios in
                                                                          Franklin
                                                                          Templeton
                                                                         Investments
                                                                        Fund Complex
                                                        Length of        Overseen by
Name, Age and Address                  Position        Time Served        Director*      Other Directorships Held
--------------------------------------------------------------------------------------------------------------------
**Harmon E. Burns (61)               Director and        Director            22                    None
  One Franklin Parkway              Vice President    since 1994 and
  San Mateo, CA 94403-1906                            Vice President
                                                        since 1996

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------

Nominee for Independent Director to serve until 2008 Annual Meeting of Shareholders:
Larry D. Thompson (60)                 Director       Since October          21                    None
  500 East Broward Blvd.                                   2005
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President--Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products);
and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of
Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).
--------------------------------------------------------------------------------------------------------------------

Nominee for Independent Director to serve until 2007 Annual Meeting of Shareholders:
Robert E. Wade (60)                    Director        Since March           30          Director, El Oro and
  500 East Broward Blvd.                                   2006                          Exploration Co., p.l.c.
  Suite 2100                                                                             (investments) and ARC
  Fort Lauderdale, FL 33394-3091                                                         Wireless Solutions, Inc.
                                                                                         (wireless components and
                                                                                         network products).

Principal Occupation During Past 5 Years:
Practicing attorney.
--------------------------------------------------------------------------------------------------------------------

                                      5


Independent Directors serving until 2008 Annual Meeting of Shareholders:
                                                                        Number of
                                                                      Portfolios in
                                                                        Franklin
                                                                        Templeton
                                                                       Investments
                                                                      Fund Complex
                                                        Length of      Overseen by
Name, Age and Address                      Position    Time Served      Director*     Other Directorships Held
----------------------------------------------------------------------------------------------------------------
Harris J. Ashton (74)                      Director    Since 1994          142        Director, Bar-S Foods
  500 East Broward Blvd.                                                              (meat packing company).
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until
2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
----------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato (73)                   Director    Since 1994          142                 None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
----------------------------------------------------------------------------------------------------------------
Constantine D. Tseretopoulos (52)          Director    Since 1997          21                  None
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly,
Cardiology Fellow, University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore
Medical Center (1982-1985).
----------------------------------------------------------------------------------------------------------------

                                      6

Independent Directors serving until 2007 Annual Meeting of Shareholders:

                                                              Number of
                                                            Portfolios in
                                                              Franklin
                                                              Templeton
                                                             Investments
                                                            Fund Complex
                                               Length of     Overseen by
Name, Age and Address              Position   Time Served     Director*           Other Directorships Held
------------------------------------------------------------------------------------------------------------------
Edith E. Holiday (54)              Director   Since 1996         137        Director, Hess Corporation
  500 East Broward Blvd.                                                    (formerly, Amerada Hess
  Suite 2100                                                                Corporation) (exploration and
  Fort Lauderdale, FL 33394-3091                                            refining of oil and gas), H.J.
                                                                            Heinz Company (processed foods
                                                                            and allied products), RTI
                                                                            International Metals, Inc.
                                                                            (manufacture and distribution of
                                                                            titanium), Canadian National
                                                                            Railway (railroad), and White
                                                                            Mountains Insurance Group, Ltd.
                                                                            (holding company).

Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-
1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United
States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------
Frank A. Olson (73)                Director   Since 2003         104        Director, Hess Corporation
  500 East Broward Blvd.                                                    (formerly, Amerada Hess
  Suite 2100                                                                Corporation) (exploration and
  Fort Lauderdale, FL 33394-3091                                            refining of oil and gas) and Sentient
                                                                            Jet (private jet service); and
                                                                            formerly, Director, Becton
                                                                            Dickinson and Company (medical
                                                                            technology), Cooper Industries, Inc.
                                                                            (electrical products and tools and
                                                                            hardware), Health Net, Inc.
                                                                            (formerly, Foundation Health)
                                                                            (integrated managed care), The
                                                                            Hertz Corporation (car rental),
                                                                            Pacific Southwest Airlines, The
                                                                            RCA Corporation, Unicom
                                                                            (formerly, Commonwealth Edison),
                                                                            UAL Corporation (airlines) and
                                                                            White Mountains Insurance Group,
                                                                            Ltd. (holding company).

Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief
Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer,
UAL Corporation.
------------------------------------------------------------------------------------------------------------------

                                      7

Interested Director serving until 2007 Annual Meeting of Shareholders:

                                                                        Number of
                                                                      Portfolios in
                                                                        Franklin
                                                                        Templeton
                                                                       Investments
                                                                      Fund Complex
                                                     Length of         Overseen by
Name, Age and Address              Position         Time Served         Director*       Other Directorships Held
--------------------------------------------------------------------------------------------------------------------
**Charles B. Johnson (73)        Chairman of        Director and           141                    None
  One Franklin Parkway            the Board,       Vice President
  San Mateo, CA 94403-1906       Director and      since 1994 and
                                Vice President      Chairman of
                                                     the Board
                                                     since 1995

Principal Occupation During Past 5 Years:
Chairman of the Board, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of
42 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers, and also may share a common underwriter.

** Harmon E. Burns and Charles B. Johnson are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's Investment Manager, and his position with the Fund. Mr. Burns is considered as an interested person of the Fund due to his position as an officer and director of Resources and his position with the Fund. The remaining nominees and Directors of the Fund are Independent Directors.

                                      8

   The following tables provide the dollar range of the equity securities of the Fund and of all U.S. registered funds in the Franklin Templeton Investments fund complex beneficially owned by the Directors as of May 31, 2006.

                                                       Aggregate Dollar Range of Equity
Independent Directors:        Dollar Range of Equity    Securities in all Funds in the
                              Securities in the Fund          Franklin Templeton
Name of Director               (Number of Shares)*         Investments Fund Complex
---------------------------------------------------------------------------------------
Harris J. Ashton............    $1--$10,000 (1,000)             Over $100,000
Frank J. Crothers...........           None                     Over $100,000
S. Joseph Fortunato.........    $1--$50,000 (1,000)             Over $100,000
Edith E. Holiday............     $1--$10,000 (100)              Over $100,000
Gordon S. Macklin........... $10,001--$100,000 (2,500)          Over $100,000
David W. Niemiec............           None                     Over $100,000
Frank A. Olson..............           None                     Over $100,000
Larry D. Thompson...........           None                     Over $100,000
Constantine D. Tseretopoulos           None                     Over $100,000
Robert E. Wade..............           None                     Over $100,000


                                                       Aggregate Dollar Range of Equity
Interested Directors:         Dollar Range of Equity    Securities in all Funds in the
                              Securities in the Fund          Franklin Templeton
Name of Director               (Number of Shares)*         Investments Fund Complex
---------------------------------------------------------------------------------------
Harmon E. Burns.............           None                     Over $100,000
Charles B. Johnson..........  Over $100,000 (50,000)            Over $100,000

--------
* To the knowledge of the Fund's management, as of May 31, 2006, no nominee or Director of the Fund, or officer of the Fund, owned 1% or more of the outstanding shares of the Fund. No officers of the Fund, other than Mr. Charles B. Johnson, owned shares of the Fund. As of this date, the Directors and officers of the Fund owned, as a group, 1.007% of the Fund's outstanding shares. In addition, Templeton Asset Management Ltd., the Fund's investment manager, owns directly 1,445 shares of the Fund, and Templeton Worldwide, Inc. ("TWI"), an affiliate of Templeton Asset Management Ltd., owns directly 9,597 shares of the Fund. Certain officers and Interested Directors of the Fund are also officers and/or directors of Templeton Asset Management, Ltd. and/or TWI, and in such capacity may participate in the voting of such shares. However, such officers and Interested Directors disclaim beneficial ownership of any such shares of the Fund owned by Templeton Asset Management Ltd. and TWI.

  How often do the Directors meet and what are they paid?

   The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of all shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors an annual retainer of $2,250 and a fee of $100 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

                                      9

   During the fiscal year ended March 31, 2006, there were five meetings of the Board, three meetings of the Audit Committee, and four meetings of the Nominating Committee. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. The Fund does not currently have a formal policy regarding Directors' attendance at the annual shareholders' meeting. No Directors attended the Fund's last annual meeting held on August 26, 2005.

   Certain Directors and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

   The table below indicates the total fees paid to Independent Directors by the Fund individually and by all of the funds in Franklin Templeton Investments. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

                                                                                Number of Boards within
                                 Aggregate        Total Compensation from          Franklin Templeton
                               Compensation          Franklin Templeton         Investments Fund Complex
Name of Director             from the Fund/(1)/ Investments Fund Complex/(2)/ on which Director Serves/(3)/
-----------------------------------------------------------------------------------------------------------
Harris J. Ashton............      $2,617                  $404,038                         42
Frank J. Crothers...........       2,756                   151,466                         14
S. Joseph Fortunato.........       2,730                   406,036                         43
Edith E. Holiday............       2,730                   403,749                         41
Gordon S. Macklin...........       2,630                   379,002                         42
Fred R. Millsaps/(4)/.......       2,087                   225,466                          0
David W. Niemiec/(5)/.......       1,432                    42,687                         14
Frank A. Olson..............       2,756                   231,486                         29
Larry D. Thompson/(5)/......       1,325                    35,187                         14
Constantine D. Tseretopoulos       2,756                   151,466                         14
Robert E. Wade/(6)/.........         187                   220,234                         17

--------
/(1) /Compensation received for the fiscal year ended March 31, 2006.
/(2) /Compensation received for the calendar year ended December 31, 2005.
/(3) /We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 47 U.S. registered investment companies, with approximately 154 U.S. based funds or series.
/(4) /Mr. Millsaps retired effective December 31, 2005.
/(5) /Messrs. Niemiec and Thompson were appointed to the Board in October 2005. /(6) /Mr. Wade was appointed to the Board effective March 1, 2006.

                                      10

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members.

  Who are the Executive Officers of the Fund?

   Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, ages and addresses, as well as their positions and length of service with the Fund, and principal occupations during the past five years.

Name, Age and Address                             Position                     Length of Time Served
------------------------------------------------------------------------------------------------------------------
Charles B. Johnson                         Chairman of the Board,           Director and Vice President
                                                Director and               since 1994 and Chairman of the
                                               Vice President                     Board since 1995
Please refer to the table "Interested Director serving until 2007 Annual Meeting of Shareholders" for additional information about Mr. Charles B. Johnson.
------------------------------------------------------------------------------------------------------------------
Harmon E. Burns                                 Director and                  Director since 1994 and
                                               Vice President                Vice President since 1996
Please refer to the table "Nominee for Interested Director to serve until 2009 Annual Meeting of Shareholders"
for additional information about Mr. Harmon E. Burns.
------------------------------------------------------------------------------------------------------------------
Mark Mobius (69)                            President and Chief            President since 1994 and Chief
  17th Floor, The Chater House              Executive Officer--            Executive Officer--Investment
  8 Connaught Road                         Investment Management               Management since 2002
  Central Hong Kong

Principal Occupation During Past 5 Years:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.;
Executive Vice President and Director, Templeton Global Advisors Limited; and officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin
Templeton Investments; and formerly, President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------

                                      11

Name, Age and Address                                 Position                      Length of Time Served
---------------------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr. (65)                        Vice President                        Since 1996
  One Franklin Parkway
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin
Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------
Jimmy D. Gambill (58)                        Senior Vice President and                   Since 2002
  500 East Broward Blvd.                     Chief Executive Officer--
  Suite 2100                                 Finance and Administration
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of
47 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------
Jeffrey A. Everett (42)                            Vice President                        Since 2001
  P. O. Box N-7759
  Lyford Cay, Nassau
  Bahamas

Principal Occupation During Past 5 Years:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in
Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------
John R. Kay (65)                                   Vice President                        Since 1994
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.;
Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
formerly, Vice President and Controller, Keystone Group, Inc.
---------------------------------------------------------------------------------------------------------------------
Craig S. Tyle (45)                               Vice President and                  Since October 2005
  One Franklin Parkway                          Assistant Secretary
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005);
and General Counsel, Investment Company Institute (ICI) (1997-2004).
---------------------------------------------------------------------------------------------------------------------

                                      12

Name, Age and Address                             Position                    Length of Time Served
-------------------------------------------------------------------------------------------------------------
Barbara J. Green (58)                        Vice President and           Vice President since 2000 and
  One Franklin Parkway                       Assistant Secretary          Assistant Secretary since 2004
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice
President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC,
Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative
Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin
Templeton Distributors, Inc., Templeton Investment Counsel, LLC and Templeton/Franklin Investment Services,
Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------------------------------------
David P. Goss (59)                           Vice President and                     Since 2000
  One Franklin Parkway                       Assistant Secretary
  San Mateo, CA 94403-1906

Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton
Investments.
-------------------------------------------------------------------------------------------------------------
Robert C. Rosselot (45)                           Secretary                         Since 2004
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.;
Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and
Trust Officer, Fiduciary Trust International of the South; and officer of 14 of the investment companies in
Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
Galen G. Vetter (54)                     Chief Financial Officer and                Since 2004
  500 East Broward Blvd.                  Chief Accounting Officer
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin
Templeton Investments; and formerly, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner,
McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
--------------------------------------------------------------------------------------------------------------

                                      13

Name, Age and Address                              Position                   Length of Time Served
------------------------------------------------------------------------------------------------------------
Gregory R. Seward (49)                            Treasurer                        Since 2004
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL 33394-3091

Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin
Templeton Investments; and formerly, Vice President, JPMorgan Chase (2000-2004) and American General
Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------
James M. Davis (53)                        Chief Compliance Officer         Chief Compliance Officer
  One Franklin Parkway                       and Vice President--        since 2004 and Vice President--
  San Mateo, CA 94403-1906                      AML Compliance                   AML Compliance
                                                                               since February 2006

Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------

..ADDITIONAL INFORMATION ABOUT THE FUND

   The Investment Manager. The Investment Manager of the Fund is Templeton Asset Management Ltd., a Singapore company with an office at 7 Temasek Blvd., Suntee Tower One, #38-03, Singapore 03987. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

   The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund. In addition, FT Services and the Fund have entered into a sub-administration agreement with Princeton Administrators, L.P. ("Princeton"), pursuant to which Princeton, subject to FT Services' supervision, is responsible for various administrative functions for the Fund. Princeton is an affiliate of Merrill Lynch, Pierce, Fenner & Smith, Inc., an initial underwriter of the Fund's shares. Princeton's address is P.O. Box 9011, Princeton, New Jersey 08543-9011.

   The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 480 Washington Boulevard, Jersey City, New Jersey 07310.

   The Custodian. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   Other Matters. The Fund's last audited financial statements and annual report for the fiscal year ended March 31, 2006, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

                                      14

   Principal Shareholders. As of June 23, 2006, the Fund had 5,440,195 shares outstanding and total net assets of $262,019,423.35. The Fund's shares are listed on the NYSE (NYSE: TRF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of June 23, 2006, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   Contacting the Board of Directors. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Directors at the Fund's offices, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL 33394-3091, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

..AUDIT COMMITTEE

   Audit Committee and Independent Registered Public Accounting Firm. The Fund's Audit Committee is responsible for the appointment, compensation and retention of the Fund's independent registered public accounting firm (auditors), including evaluating their independence, recommending the selection of the Fund's auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal auditing. The Audit Committee is currently comprised of Messrs. Crothers, Niemiec, Olson and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards.

   Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP ("PwC") as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $85,488 for the fiscal year ended
March 31, 2006 and $71,500 for the fiscal year ended March 31, 2005.

   Audit-Related Fees. For the fiscal years ended March 31, 2006 and March 31, 2005, there were no fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Fund's financial statements and not reported under "Audit Fees" above.

   In addition, the Audit Committee pre-approves PwC's engagement for audit-related services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. There were no fees paid to PwC for services for the fiscal year ended March 31, 2006 or for the fiscal year ended March 31, 2005.

   Tax Fees. PwC did not render any tax compliance, tax advice or tax planning services ("tax services") to the Fund for the fiscal year ended March 31, 2006 or for the fiscal year ended March 31, 2005.

   In addition, the Audit Committee pre-approves PwC's engagement for tax services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment

                                      15

Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $4,955 for the fiscal year ended March 31, 2006 and $7,027 for the fiscal year ended March 31, 2005. The services for which these fees were paid included tax compliance and advice.

   All Other Fees. There were no fees paid to PwC for products and services provided by PwC to the Fund, other than the services reported above, for the fiscal year ended March 31, 2006 or for the fiscal year ended March 31, 2005.

   In addition, the Audit Committee pre-approves PwC's engagement for other services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The aggregate fees paid to PwC for such other services and not reported above were $652 for the fiscal year ended March 31, 2006 and $295 for the fiscal year ended March 31, 2005. The services for which these fees were paid included seminars.

   Aggregate Non-Audit Fees. The aggregate fees for non-audit services provided by PwC to the Fund, to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund were $5,607 for the fiscal year ended March 31, 2006 and $7,322 for the fiscal year ended March 31, 2005.

   The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund is compatible with maintaining PwC's independence.

   Audit Committee Pre-Approval Policies and Procedures. As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee.

   Audit Committee Report. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter was included in the Fund's proxy statement for its 2005 Annual Meeting of Shareholders.

   As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's auditors, to discuss the financial statements.

   The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, PwC's independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior

                                      16

to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

   Based on its review and discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended March 31, 2006 for filing with the U.S. Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Frank A. Olson, Chairman
                                          Frank J. Crothers
                                          David W. Niemiec
                                          Constantine D. Tseretopoulos

..FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   Solicitation of Proxies. Your vote is being solicited by the Directors. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. If the Fund does not receive your proxy by a certain time you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the Proposal on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   Quorum. A majority of the shares entitled to vote--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

                                      17

   Method of Tabulation. The Proposal to elect Directors requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the Proposal.

   Adjournment. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, whether or not sufficient to constitute a quorum, or any officer present entitled to preside or act as Secretary of the Meeting may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes have not been received to approve the Proposal or to permit further solicitation of proxies or for any other reason consistent with Maryland law and the Fund's Articles of Incorporation and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules and the Fund's proxy statement for the 2005 annual meeting.

   Shareholder Proposals. The Fund anticipates that its 2007 Annual Meeting of Shareholders will be held on or about August 24, 2007. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2007 Annual Meeting of Shareholders must send such written proposal to the Fund's offices, at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received no later than March 15, 2007 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

   A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by March 15, 2007, as described above, may nonetheless present a proposal at the Fund's 2007 Annual Meeting of Shareholders if such shareholder notifies the Fund in writing, at the Fund's offices, of such proposal by May 29, 2007. If a shareholder fails to give notice by this date, then the persons designated as proxies for the 2007 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

   A shareholder proposal may be presented at the 2007 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

                                          By Order of the Board of Directors,

                                          Robert C. Rosselot
                                          Secretary

July 13, 2006

                                      18

                                                              TLTRF PROXY 07/06
















The Board of Directors unanimously recommends a vote FOR the Proposal.

                                                             Please
                                                             mark here
                                                             if address   |_|
                                                             change or
                                                             comment
                                                             noted on proxy

Proposal - Election of Directors.

                                                     WITHHOLD
           FOR all nominees                         AUTHORITY
           listed (except as                        to vote for
         marked to the right)                   all nominees listed

                 |_|                                    |_|

Nominees: 01 Harmon E. Burns, 02 Frank J. Crothers,
          03 Gordon S. Macklin, 04 David W. Niemiec,
          05 Larry D. Thompson and 06 Robert E. Wade

To withhold authority to vote for any individual nominee, write that nominee's name on the line below.

________________________________________________________________________________

                                                                         YES  NO
                                           I PLAN TO ATTEND THE MEETING. |_| |_|

Signature(s):_________________________________________Dated______________, 2006
Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.
--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\

                  TEMPLETON RUSSIA AND EAST EUROPEAN FUND, INC.

                ANNUAL MEETING OF SHAREHOLDERS - AUGUST 25, 2006

      The undersigned hereby revokes all previous proxies for his/her shares and appoints SHEILA M. BARRY, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Russia and East European Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394 at 12 Noon Eastern time, on August 25, 2006, including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

      This Proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this Proxy shall be voted FOR the Proposal (including all nominees for director). If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

                 (Continued and to be signed on the other side)

--------------------------------------------------------------------------------
                           /\ FOLD AND DETACH HERE /\



                You can now access your Templeton Russia and East
                       European Fund, Inc. account online.

Access your Fund account online via Investor ServiceDirect(R) (ISD).

Mellon Investor Services LLC, Transfer Agent for the Fund, now makes it easy and convenient to get current information on your shareholder account.

      o View account status                   o Make address changes
      o View certificate history              o Obtain a duplicate 1099 tax form
      o View book-entry information           o Establish/change your PIN
      o View payment history for dividends

              Visit us on the web at http://www.melloninvestor.com

          For Technical Assistance Call 1-877-978-7778 between 9am-7pm
                           Monday-Friday Eastern Time

          Investor ServiceDirect(R) is a registered trademark of Mellon
                              Investor Services LLC